Van Kampen High Yield Municipal Fund
                          Item 77(O) 10F-3 Transactions
                        June 1, 2004 - November 30, 2004



Securi  Purch   Size   Offeri   Total     Amount   % of   % of
  ty     ase/    of      ng   Amount of     of    Offeri  Fund  Broker  Purcha
Purcha  Trade  Offeri  Price   Offering   Shares    ng     s      s       sed
  sed    Date    ng      of               Purcha  Purcha  Tota           From
                       Shares               sed    sed     l
                                            By      By    Asse
                                           Fund    Fund    ts
  New   10/7/    -     $98.18 $1,468,395  4,000,  0.27%   0.09  Citigr  Citigr
Jersey    04                     ,000       000            %     oup,     oup
Econom                                                          Goldma
  ic                                                              n,
Develo                                                          Sach &
 pment                                                           Co.,
Author                                                          JPMorg
  ity                                                            an,
                                                                 A.G.
                                                                Edward
                                                                s, JB
                                                                Hanaue
                                                                 r &
                                                                 Co.,
                                                                 PNC
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 Ryan
                                                                Beck &
                                                                 Co.,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                 er,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Morgan
                                                                Keegan
                                                                  &
                                                                Compan
                                                                  y
                                                                Inc.,
                                                                Powerl
                                                                  l
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Sieber
                                                                  t
                                                                Brandf
                                                                 ord
                                                                Shank
                                                                & Co.,
                                                                 LLC,
                                                                Blaylo
                                                                 ck &
                                                                Partne
                                                                 rs,
                                                                L.P.,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Ramire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                Bear,
                                                                Stearn
                                                                 s &
                                                                 Co.,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                  NW
                                                                Capita
                                                                 l (a
                                                                divisi
                                                                on of
                                                                Windso
                                                                  r
                                                                Financ
                                                                 ial
                                                                Group)
                                                                  ,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                Sterne
                                                                , Agee
                                                                  &
                                                                Lench,
                                                                 Inc.

                                                                Bear,
                                                                Stearn
  New                                                            s &
 York                                                            Co.    Goldma
 Sales  10/28    -     $103.3 $1,869,010  9,000,  0.48%   0.31  Inc.,      n
  Tax    /04             2       ,000       000            %    Citigr   Sachs
 Asset                                                           oup,
Receiv                                                           M.R.
 able                                                           Beal &
Corpor                                                          Compan
 ation                                                            y,
                                                                Remire
                                                                 z &
                                                                 Co.,
                                                                Inc.,
                                                                 ABN
                                                                 Amro
                                                                Financ
                                                                 ial
                                                                Servic
                                                                 es,
                                                                 Apex
                                                                Pryor
                                                                Securi
                                                                ties,
                                                                 CMI
                                                                Capita
                                                                  l
                                                                Market
                                                                Invest
                                                                ment,
                                                                First
                                                                Americ
                                                                  an
                                                                Munici
                                                                pals,
                                                                 Legg
                                                                Mason
                                                                 Wood
                                                                Walker
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Prager
                                                                  ,
                                                                Sealy
                                                                & Co.,
                                                                 LLC,
                                                                 SWS
                                                                Securi
                                                                ties,
                                                                Goldma
                                                                  n,
                                                                Sachs
                                                                & Co.,
                                                                Lehman
                                                                Brothe
                                                                 rs,
                                                                First
                                                                Albany
                                                                Capita
                                                                  l
                                                                Inc.,
                                                                Merril
                                                                  l
                                                                Lynch
                                                                & Co.,
                                                                Roosev
                                                                elt &
                                                                Cross
                                                                Incorp
                                                                orated
                                                                  ,
                                                                Advest
                                                                /Leben
                                                                thal,
                                                                 Banc
                                                                  of
                                                                Americ
                                                                  a
                                                                Securi
                                                                 ties
                                                                 LLC,
                                                                Commer
                                                                  ce
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                Inc.,
                                                                Jackso
                                                                  n
                                                                Securi
                                                                ties,
                                                                 Loop
                                                                Capita
                                                                  l
                                                                Market
                                                                  s,
                                                                 LLC,
                                                                Raymon
                                                                  d
                                                                James
                                                                  &
                                                                Associ
                                                                ates,
                                                                Inc.,
                                                                 UBS
                                                                Financ
                                                                 ial
                                                                Servic
                                                                  es
                                                                Inc.,
                                                                JPMorg
                                                                 an,
                                                                Morgan
                                                                Stanle
                                                                  y,
                                                                Sieber
                                                                  t
                                                                Branfo
                                                                  rd
                                                                Shank,
                                                                 A.G.
                                                                Edward
                                                                  s,
                                                                 CIBC
                                                                World
                                                                Market
                                                                  s,
                                                                Janney
                                                                Montgo
                                                                merySc
                                                                 ott,
                                                                Popula
                                                                  r
                                                                Securi
                                                                ties,
                                                                 RBC
                                                                 Dain
                                                                Rausch
                                                                  er
                                                                Inc.,
                                                                Wachov
                                                                  ia
                                                                 Bank
                                                                Nation
                                                                  al
                                                                Associ
                                                                ation